                                 EXHIBIT A.(XVI)
            ARTICLES SUPPLEMENTARY OF THE HARTFORD MUTUAL FUNDS, INC.

     The Hartford Mutual Funds, Inc. (the "Corporation"), a corporation organized and existing under the laws of the State of Maryland, does hereby certify to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation currently has the authority to issue thirty-four billion, two hundred forty-five million (34,245,000,000) shares of $0.001 par value common stock, having an aggregate par value of thirty-four million two hundred forty-five thousand dollars ($34,245,000), as listed below:

             Series                 Class A Shares   Class B Shares   Class C Shares   Class I Shares   Class Y Shares
             ------                 --------------   --------------   --------------   --------------   --------------
The Hartford Advisers Fund            375,000,000      175,000,000      110,000,000               --      100,000,000
The Hartford Balanced Income Fund     200,000,000      200,000,000      200,000,000               --      200,000,000
The Hartford Capital Appreciation
   Fund                               570,000,000      175,000,000      220,000,000       50,000,000       50,000,000
The Hartford Capital Appreciation
   II Fund                            200,000,000      200,000,000      200,000,000       50,000,000      200,000,000
The Hartford Capital Preservation
   Fund                               285,000,000       75,000,000      200,000,000              --       100,000,000
The Hartford Checks and Balances
   Fund                               200,000,000      200,000,000      200,000,000              --                --
The Hartford Disciplined Equity
   Fund                               125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Dividend and Growth
   Fund                               325,000,000       75,000,000       50,000,000       50,000,000       50,000,000
The Hartford Equity Income Fund       125,000,000       75,000,000       50,000,000       50,000,000       50,000,000
The Hartford Floating Rate Fund       400,000,000      200,000,000      400,000,000      250,000,000      200,000,000
The Hartford Focus Growth Fund        125,000,000       75,000,000       50,000,000               --       50,000,000
The Hartford Fundamental Growth
   Fund                               125,000,000       75,000,000       50,000,000               --       50,000,000
The Hartford Global
   Communications Fund                125,000,000       75,000,000       50,000,000               --       50,000,000
The Hartford Global Financial
   Services Fund                      125,000,000       75,000,000       50,000,000               --       50,000,000
The Hartford Global Health Fund       125,000,000       75,000,000       50,000,000       50,000,000       50,000,000
The Hartford Global Leaders Fund      125,000,000       75,000,000       50,000,000               --       50,000,000
The Hartford Global Technology
   Fund                               125,000,000       75,000,000       50,000,000               --       50,000,000

The Hartford High Yield Fund          125,000,000       75,000,000       50,000,000       50,000,000       50,000,000

             Series                 Class A Shares   Class B Shares   Class C Shares   Class I Shares   Class Y Shares
             ------                 --------------   --------------   --------------   --------------   --------------
The Hartford High Yield
   Municipal Bond Fund                 200,000,000     200,000,000      200,000,000        50,000,000              --
The Hartford Income Fund               125,000,000      75,000,000       50,000,000                --      50,000,000
The Hartford Inflation Plus Fund       155,000,000     105,000,000       90,000,000        50,000,000      50,000,000
The Hartford International
   Capital Appreciation Fund           125,000,000      75,000,000       50,000,000        50,000,000      50,000,000
The Hartford International
   Opportunities Fund                  125,000,000      75,000,000       50,000,000                --      50,000,000
The Hartford International Small
   Company Fund                        125,000,000      75,000,000       50,000,000        50,000,000      50,000,000
The Hartford LargeCap Growth Fund      200,000,000     200,000,000      200,000,000                --     200,000,000
The Hartford MidCap Fund               225,000,000      75,000,000      110,000,000                --      50,000,000
The Hartford MidCap Growth Fund        200,000,000     200,000,000      200,000,000                --     200,000,000
The Hartford MidCap Value Fund         125,000,000      75,000,000       50,000,000                --      50,000,000
The Hartford Money Market Fund       1,200,000,000     500,000,000      500,000,000                --     500,000,000
The Hartford Principal
   Protection Fund                     125,000,000      75,000,000       50,000,000                --      50,000,000
The Hartford Retirement Income
   Fund                                200,000,000     200,000,000      200,000,000                --     200,000,000
The Hartford Select MidCap
   Growth Fund                         200,000,000     200,000,000      200,000,000                --     200,000,000
The Hartford Select MidCap Value
   Fund                                200,000,000     200,000,000      200,000,000                --     200,000,000
The Hartford Select SmallCap
   Growth Fund                         200,000,000     200,000,000      200,000,000                --     200,000,000
The Hartford Select SmallCap
   Value Fund                          200,000,000     200,000,000      200,000,000                --     200,000,000
The Hartford Short Duration Fund       125,000,000      75,000,000       50,000,000                --      50,000,000
The Hartford Small Company Fund        125,000,000      75,000,000       50,000,000        50,000,000      50,000,000
The Hartford Stock Fund                125,000,000      75,000,000       50,000,000                --      50,000,000
The Hartford Strategic Income
   Fund                                200,000,000     200,000,000      200,000,000        50,000,000              --
The Hartford Tax-Free California
   Fund                                125,000,000      75,000,000       50,000,000                --      50,000,000

             Series                 Class A Shares   Class B Shares   Class C Shares   Class I Shares   Class Y Shares
             ------                 --------------   --------------   --------------   --------------   --------------
The Hartford Tax-Free New York
   Fund                               125,000,000       75,000,000       50,000,000               --       50,000,000
The Hartford Target Retirement
   2010 Fund                          200,000,000      200,000,000      200,000,000               --      200,000,000
The Hartford Target Retirement
   2020 Fund                          200,000,000      200,000,000      200,000,000               --      200,000,000
The Hartford Target Retirement
   2030 Fund                          200,000,000      200,000,000      200,000,000               --      200,000,000
The Hartford Total Return Bond
   Fund                               125,000,000       75,000,000       50,000,000       50,000,000       50,000,000
The Hartford Value Fund               125,000,000       75,000,000       50,000,000       50,000,000       50,000,000

                                                                                                                           Class Y
              Series                Class A Shares   Class B Shares   Class C Shares   Class D Shares   Class I Shares      Shares
              ------                --------------   --------------   --------------   --------------   --------------   -----------
The Hartford Equity Growth
   Allocation Fund                    100,000,000      50,000,000       50,000,000       50,000,000       50,000,000     50,000,000
The Hartford Growth Allocation
   Fund                               100,000,000      50,000,000       50,000,000       50,000,000       50,000,000     50,000,000
The Hartford Balanced
   Allocation Fund                    100,000,000      50,000,000       50,000,000       50,000,000       50,000,000     50,000,000
The Hartford Conservative
   Allocation Fund                    100,000,000      50,000,000       50,000,000       50,000,000       50,000,000     50,000,000
The Hartford Income Allocation
   Fund                               100,000,000      50,000,000       50,000,000       50,000,000       50,000,000     50,000,000

                                                                                                                           Class Y
              Series                Class A Shares   Class B Shares   Class C Shares   Class D Shares   Class I Shares      Shares
              ------                --------------   --------------   --------------   --------------   --------------   -----------
The Hartford DCA Money Fund
   Series I                                                                              300,000,000
The Hartford DCA Money Fund
   Series II                                                                             300,000,000
The Hartford DCA Money Fund
   Series III                                                                            300,000,000
The Hartford DCA Money Fund
   Series IV                                                                             300,000,000
The Hartford DCA Money Fund
   Series V                                                                              300,000,000

              Series                         Class R3 Shares   Class R4 Shares   Class R5 Shares
              ------                         ---------------   ---------------   ---------------
The Hartford Advisers Fund                      50,000,000        50,000,000        50,000,000
The Hartford Capital Appreciation Fund          50,000,000        50,000,000        50,000,000
The Hartford Capital Appreciation II Fund       50,000,000        50,000,000        50,000,000
The Hartford Disciplined Equity Fund            50,000,000        50,000,000        50,000,000
The Hartford Dividend and Growth Fund           50,000,000        50,000,000        50,000,000
The Hartford Equity Income Fund                 50,000,000        50,000,000        50,000,000
The Hartford Floating Rate Fund                 50,000,000        50,000,000        50,000,000
The Hartford Global Health Fund                 50,000,000        50,000,000        50,000,000
The Hartford Global Leaders Fund                50,000,000        50,000,000        50,000,000
The Hartford High Yield Fund                    50,000,000        50,000,000        50,000,000
The Hartford Inflation Plus Fund                50,000,000        50,000,000        50,000,000
The Hartford International Capital
   Appreciation Fund                            50,000,000        50,000,000        50,000,000
The Hartford International
   Opportunities Fund                           50,000,000        50,000,000        50,000,000
The Hartford Money Market Fund                  50,000,000        50,000,000        50,000,000
The Hartford Small Company Fund                 50,000,000        50,000,000        50,000,000
The Hartford Stock Fund                         50,000,000        50,000,000        50,000,000
The Hartford Total Return Bond Fund             50,000,000        50,000,000        50,000,000
The Hartford Value Fund                         50,000,000        50,000,000        50,000,000
The Hartford Retirement Income Fund             50,000,000        50,000,000        50,000,000
The Hartford Target Retirement 2010 Fund        50,000,000        50,000,000        50,000,000
The Hartford Target Retirement 2020 Fund        50,000,000        50,000,000        50,000,000
The Hartford Target Retirement 2030 Fund        50,000,000        50,000,000        50,000,000
The Hartford Equity Growth Allocation Fund      50,000,000        50,000,000        50,000,000
The Hartford Growth Allocation Fund             50,000,000        50,000,000        50,000,000
The Hartford Balanced Allocation Fund           50,000,000        50,000,000        50,000,000
The Hartford Conservative Allocation Fund       50,000,000        50,000,000        50,000,000
The Hartford Income Allocation Fund             50,000,000        50,000,000        50,000,000

SECOND: Pursuant to the authority expressly vested in the Board of Directors of the Corporation (the "Board") by Article IV of the Corporation's charter and in accordance with Sections 2-208 and 2-208.1 of the Maryland General Corporation Law, the Board has duly authorized an increase in the Corporation's authorized shares of $0.001 par value common stock to thirty-five billion, forty-five million (35,045,000,000) shares, with an aggregate par value of thirty five million forty-five thousand dollars ($35,045,000), as classified below:

             Series                 Class A Shares   Class B Shares   Class C Shares   Class I Shares   Class Y Shares
             ------                 --------------   --------------   --------------   --------------   --------------
The Hartford Advisers Fund             375,000,000     175,000,000      110,000,000                --     100,000,000
The Hartford Balanced Income Fund      200,000,000     200,000,000      200,000,000                --     200,000,000

The Hartford Capital Appreciation
   Fund                                570,000,000     175,000,000      220,000,000       50,000,000       50,000,000
The Hartford Capital Appreciation
   II Fund                             200,000,000     200,000,000      200,000,000       50,000,000      200,000,000
The Hartford Capital Preservation
   Fund                                285,000,000      75,000,000      200,000,000                --     100,000,000
The Hartford Checks and Balances
   Fund                                200,000,000     200,000,000      200,000,000                --              --
The Hartford Disciplined Equity
   Fund                                125,000,000      75,000,000       50,000,000                --      50,000,000
The Hartford Dividend and Growth
   Fund                                325,000,000      75,000,000       50,000,000        50,000,000      50,000,000
The Hartford Equity Income Fund        125,000,000      75,000,000       50,000,000        50,000,000      50,000,000
THE HARTFORD FLOATING RATE FUND        800,000,000     200,000,000      800,000,000       250,000,000     200,000,000
The Hartford Focus Growth Fund         125,000,000      75,000,000       50,000,000                --      50,000,000
The Hartford Fundamental Growth
   Fund                                125,000,000      75,000,000       50,000,000                --      50,000,000
The Hartford Global
   Communications Fund                 125,000,000      75,000,000       50,000,000                --      50,000,000
The Hartford Global Financial
   Services Fund                       125,000,000      75,000,000       50,000,000                --      50,000,000
The Hartford Global Health Fund        125,000,000      75,000,000       50,000,000        50,000,000      50,000,000
The Hartford Global Leaders Fund       125,000,000      75,000,000       50,000,000                --      50,000,000
The Hartford Global Technology
   Fund                                125,000,000      75,000,000       50,000,000                --      50,000,000
The Hartford High Yield Fund           125,000,000      75,000,000       50,000,000        50,000,000      50,000,000
The Hartford High Yield
   Municipal Bond Fund                 200,000,000     200,000,000      200,000,000        50,000,000              --
The Hartford Income Fund               125,000,000      75,000,000       50,000,000                --      50,000,000
The Hartford Inflation Plus Fund       155,000,000     105,000,000       90,000,000        50,000,000      50,000,000
The Hartford International
   Capital Appreciation Fund           125,000,000      75,000,000       50,000,000        50,000,000      50,000,000
The Hartford International
   Opportunities Fund                  125,000,000      75,000,000       50,000,000                --      50,000,000
The Hartford International Small
   Company Fund                        125,000,000      75,000,000       50,000,000        50,000,000      50,000,000
The Hartford LargeCap Growth Fund      200,000,000     200,000,000      200,000,000                --     200,000,000
The Hartford MidCap Fund               225,000,000      75,000,000      110,000,000                --      50,000,000
The Hartford MidCap Growth Fund        200,000,000     200,000,000      200,000,000                --     200,000,000

The Hartford MidCap Value Fund         125,000,000      75,000,000       50,000,000                --      50,000,000
The Hartford Money Market Fund       1,200,000,000     500,000,000      500,000,000                --     500,000,000
The Hartford Principal
   Protection Fund                     125,000,000      75,000,000       50,000,000                --      50,000,000
The Hartford Retirement Income
   Fund                                200,000,000     200,000,000      200,000,000                --     200,000,000
The Hartford Select MidCap
   Growth Fund                         200,000,000     200,000,000      200,000,000                --     200,000,000
The Hartford Select MidCap Value
   Fund                                200,000,000     200,000,000      200,000,000                --     200,000,000
The Hartford Select SmallCap
   Growth Fund                         200,000,000     200,000,000      200,000,000                --     200,000,000
The Hartford Select SmallCap
   Value Fund                          200,000,000     200,000,000      200,000,000                --     200,000,000
The Hartford Short Duration Fund       125,000,000      75,000,000       50,000,000                --      50,000,000
The Hartford Small Company Fund        125,000,000      75,000,000       50,000,000        50,000,000      50,000,000
The Hartford Stock Fund                125,000,000      75,000,000       50,000,000                --      50,000,000
The Hartford Strategic Income
   Fund                                200,000,000     200,000,000      200,000,000        50,000,000              --
The Hartford Tax-Free California
   Fund                                125,000,000      75,000,000       50,000,000                --      50,000,000
The Hartford Tax-Free New York
   Fund                                125,000,000      75,000,000       50,000,000                --      50,000,000
The Hartford Target Retirement
   2010 Fund                           200,000,000     200,000,000      200,000,000                --     200,000,000
The Hartford Target Retirement
   2020 Fund                           200,000,000     200,000,000      200,000,000                --     200,000,000
The Hartford Target Retirement
   2030 Fund                           200,000,000     200,000,000      200,000,000                --     200,000,000
The Hartford Total Return Bond
   Fund                                125,000,000      75,000,000       50,000,000        50,000,000      50,000,000
The Hartford Value Fund                125,000,000      75,000,000       50,000,000        50,000,000      50,000,000

                                                                                                                           Class Y
              Series                Class A Shares   Class B Shares   Class C Shares   Class D Shares   Class I Shares      Shares
              ------                --------------   --------------   --------------   --------------   --------------   -----------
The Hartford Equity Growth
   Allocation Fund                    100,000,000       50,000,000       50,000,000       50,000,000      50,000,000     50,000,000
The Hartford Growth Allocation
   Fund                               100,000,000       50,000,000       50,000,000       50,000,000      50,000,000     50,000,000
The Hartford Balanced
   Allocation Fund                    100,000,000       50,000,000       50,000,000       50,000,000      50,000,000     50,000,000

The Hartford Conservative
   Allocation Fund                    100,000,000       50,000,000       50,000,000       50,000,000      50,000,000     50,000,000
The Hartford Income Allocation
   Fund                               100,000,000       50,000,000       50,000,000       50,000,000      50,000,000     50,000,000
The Hartford DCA Money Fund
   Series I                                                                              300,000,000
The Hartford DCA Money Fund
   Series II                                                                             300,000,000
The Hartford DCA Money Fund
   Series III                                                                            300,000,000
The Hartford DCA Money Fund
   Series IV                                                                             300,000,000
The Hartford DCA Money Fund
   Series V                                                                              300,000,000

                       Series                          Class R3 Shares   Class R4 Shares   Class R5 Shares
                       ------                          ---------------   ---------------   ---------------
The Hartford Advisers Fund                                50,000,000        50,000,000       50,000,000
The Hartford Capital Appreciation Fund                    50,000,000        50,000,000       50,000,000
The Hartford Capital Appreciation II Fund                 50,000,000        50,000,000       50,000,000
The Hartford Disciplined Equity Fund                      50,000,000        50,000,000       50,000,000
The Hartford Dividend and Growth Fund                     50,000,000        50,000,000       50,000,000
The Hartford Equity Income Fund                           50,000,000        50,000,000       50,000,000
The Hartford Floating Rate Fund                           50,000,000        50,000,000       50,000,000
The Hartford Global Health Fund                           50,000,000        50,000,000       50,000,000
The Hartford Global Leaders Fund                          50,000,000        50,000,000       50,000,000
The Hartford High Yield Fund                              50,000,000        50,000,000       50,000,000
The Hartford Inflation Plus Fund                          50,000,000        50,000,000       50,000,000
The Hartford International Capital Appreciation Fund      50,000,000        50,000,000       50,000,000
The Hartford International Opportunities Fund             50,000,000        50,000,000       50,000,000
The Hartford Money Market Fund                            50,000,000        50,000,000       50,000,000
The Hartford Small Company Fund                           50,000,000        50,000,000       50,000,000
The Hartford Stock Fund                                   50,000,000        50,000,000       50,000,000
The Hartford Total Return Bond Fund                       50,000,000        50,000,000       50,000,000
The Hartford Value Fund                                   50,000,000        50,000,000       50,000,000
The Hartford Retirement Income Fund                       50,000,000        50,000,000       50,000,000
The Hartford Target Retirement 2010 Fund                  50,000,000        50,000,000       50,000,000
The Hartford Target Retirement 2020 Fund                  50,000,000        50,000,000       50,000,000

                       Series                          Class R3 Shares   Class R4 Shares   Class R5 Shares
                       ------                          ---------------   ---------------   ---------------
The Hartford Target Retirement 2030 Fund                  50,000,000        50,000,000       50,000,000
The Hartford Equity Growth Allocation Fund                50,000,000        50,000,000       50,000,000
The Hartford Growth Allocation Fund                       50,000,000        50,000,000       50,000,000
The Hartford Balanced Allocation Fund                     50,000,000        50,000,000       50,000,000
The Hartford Conservative Allocation Fund                 50,000,000        50,000,000       50,000,000
The Hartford Income Allocation Fund                       50,000,000        50,000,000       50,000,000

THIRD: Shares of the Corporation's Class A, B, C, D, I, R3, R4, R5 and Y common stock shall have all the rights, preferences and privileges as set forth in the Corporation's charter and as set forth in the Corporation's current prospectuses, statements of additional information and multiple class plan.

FOURTH: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended.

FIFTH: At a meeting on May 9, 2007 and in accordance with Section 2-105(c) of the Maryland General Corporation Law, the Board authorized the increase in the total number of shares of capital stock that the Corporation has authority to issue, in order to allocate additional Class A and C Shares to existing series of THE HARTFORD FLOATING RATE FUND.

IN WITNESS WHEREOF, The Hartford Mutual Funds, Inc. has caused these Articles Supplementary to be duly executed by Edward P. Macdonald, its Vice President, and attested to by Jill G. Powilatis, its Assistant Secretary, this 25th day of May 2007.

                                        THE HARTFORD MUTUAL FUNDS, INC.


                                        By: /s/ Edward P. Macdonald
                                            ---------------------------
                                            Edward P. Macdonald
                                            Vice President

Attest:

/s/ Michael G. Phillips
-----------------------
Michael G. Phillips
Assistant Secretary

I, Edward P. Macdonald, Vice President of The Hartford Mutual Funds, Inc., hereby acknowledge, in the name and on behalf of said corporation, the foregoing Articles Supplementary to be the corporate act of said corporation and I further certify that, to the best of my knowledge, information, and belief, these matters and facts are true in all material respects, under the penalties of perjury.

                                            /s/ Edward P. Macdonald
                                            ---------------------------
                                            Edward P. Macdonald
                                            Vice President